OMB APPROVAL
OMB No. 3235-0059 Expires: May 31, 2009 Estimated average burden hours per response . . . 87.50

UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

NORTH TRACK FUNDS, INC.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

NORTH TRACK FUNDS, INC.

Revised North Track adjournment script 5-7-07

Greeting:

Hello, is Mr./Ms. _________ available please?

Hi Mr./Ms.  ____________, my name is  ________________ and I am calling from ADP on a recorded line on behalf of North Track Funds. Recently you were mailed proxy materials for the upcoming special meeting of Shareholders scheduled for April 30, 2007 that has adjourned until June 4, 2007. Have you received this material?

If Received:

Your Board Members are asking you to consider the proposal(s) that they have studied carefully and they recommend that you vote in favor of the proposal(s). In order to ensure uninterrupted investment advisory services to the Funds, it is essential that you vote. For your convenience, may I take your vote over the phone?

If Unsure of How They Want to Vote:

Would you like me to review the proposal(s) with you?

Please note that the Special Meeting of Shareholders scheduled for April 30, 2007 was adjourned until June 4, 2007 because insufficient votes for approval were obtained. Therefore, in order to ensure uninterrupted investment advisory services to the Funds, it is essential that you vote. If you are unsure how to vote, you may want to consider abstaining.

If Not Received:

Would you like me to email the proxy material to you and/or review the proposal(s) with you? (If yes, verify entire email address and read it back to the shareholder)

Thank you. Please note that the Special Meeting of Shareholders scheduled for April 30, 2007 was adjourned until June 4, 2007 because insufficient votes for approval were obtained. Therefore, in order to ensure uninterrupted investment advisory services to the Funds, it is essential that you vote. After you have received and reviewed the materials, please call us back at the toll free number provided in the statement so that we can answer any questions you may have and also record your vote.

If Shares were sold after (record date)

I understand Mr./Ms.__________, however you were a shareholder on the record date, which was March 5, 2007 and therefore you are still entitled to vote your shares. Would you have any objections to voting along with the recommendations of your Board?

IF YES:

The process will only take a few moments.

Again, my name is ________________ from ADP on behalf of North Track Funds.

Today’s date is ___________________ and the time is __________ E.T. For the record, would you please state your full name and full mailing address?

Are you authorized to vote all shares?
(If Yes, proceed with voting process)
(If no, identify with shareholder which accounts s/he is authorized to vote and proceed with voting process)

The Board of Trustees has unanimously approved the proposal(s) as set forth in the material you received and recommends a favorable vote for this/these proposal(s). Do you wish to support the Board’s recommendation for each of your accounts?

(Record all voted as shareholder requests)

I have recorded your vote and a written confirmation will be mailed to you within 72 hours. If you wish to make any changes you may contact us by calling the toll free number on the confirmation. Also, please be aware that your vote cannot be changed with us by phone after 9:00 PM, June 1, 2007. Thank you very much for your participation and have a great day/evening.

If Not Interested:

Please note that the Special Meeting of Shareholders scheduled for April 30, 2007 was adjourned until June 4, 2007 because insufficient votes for approval were obtained. In order to ensure uninterrupted investment advisory services to the Funds, it is essential that you vote. The Special Meeting of Shareholders that was scheduled for 9am CT April 30, 2007, has been adjourned until June 4, 2007 at 9am CT for your Fund(s); therefore your prompt attention to this matter is essential. If you would rather not vote over the phone, you can always vote over the Internet or through touchtone phone. Thank you again for your time today, and I apologize for the inconvenience.

ANSWERING MACHINE MESSAGE:

Hello, my name is ____________________ and I am a proxy representative for ADP on behalf of North Track Funds, of which you are a shareholder. You should have received material in the mail recently concerning the Special meeting of Shareholders scheduled for April 30, 2007 and that has adjourned until June 4, 2007.

The Special Meeting of Shareholders scheduled for April 30, 2007 was adjourned until June 4, 2007 because insufficient votes for approval were obtained. In order to ensure uninterrupted investment advisory services to the Funds, it is essential that you vote.

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You can provide your vote quickly and easily by touchtone phone or Internet. Your proxy card has all of the details or you may call us toll free at 877-333-2305 to answer any questions you may have and also to cast your vote directly over the phone. The Special Meeting of Shareholders has been adjourned until June 4, 2007 at 9am CT; therefore your prompt attention to this matter is essential.

Thank you in advance for your time and have a great day/evening.

INBOUND - CLOSED RECORDING

Thank you for calling the North Track Funds Proxy Services Center. Our offices are now closed. Your call is important to us. Please call us back during our normal business hours - which are, Monday through Friday, 9:30AM - 9:00PM and Saturday 10:00AM - 6:00PM ET. Thank you and have a nice day.

INBOUND - CALL IN QUEUE MESSAGE

Thank you for calling the North Track Funds Proxy Services Center. All of our representatives are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

END OF CAMPAIGN MESSAGE

"Thank you for calling the North Track Funds Proxy Client Service Center. The Shareholder meeting adjourned until June 4, 2007 was held successfully and all proposal(s) was/were passed favorably. As a result, this toll free number is no longer in service for proxy related shareholder calls. If you have questions about your North Track Funds, please contact your Financial Advisor or call the Fund directly at 1-800-826-4600. Thank you for investing with North Track Funds.”

(The Closed, Call in Queue and End of Campaign messages can be scripted accordingly based on proposal outcome and customization as requested by the client)The Special Meeting of Shareholders of North Track Funds, Inc. described in its proxy materials dated March 15, 2007 was convened on April 30, 2007. A quorum of the shares of each of the NYSE Arca Tech 100 Index Fund, Strategic Allocation Fund and Geneva Growth Fund was present or represented by proxies, but an insufficient number of votes was obtained for approval by those Funds of the proposed new investment advisory agreement with Ziegler Capital Management, LLC and, with respect to the Geneva Growth Fund, the proposed new sub-advisory agreement with Geneva Capital Management Ltd. The appointed proxies therefore adjourned the Special Meeting of Shareholders of those three Funds until June 4, 2007, to permit additional time to solicit proxies from shareholders of those Funds who have not voted their shares in connection with the Special Meeting. Until the Meeting is reconvened, North Track's proxy solicitor and its officers will continue to contact shareholders of those three Funds to solicit their approval of the new investment advisory agreement with Ziegler Capital Management, LLC and, with respect to the Geneva Growth Fund, the new sub-advisory agreement with Geneva Capital Management Ltd. Management intends to reconvene the adjourned meeting on June 4, 2007 at 9:00 A.M. local time, at North Track's offices, 250 East Wisconsin Avenue, 20th Floor, Milwaukee, Wisconsin for the purpose of calling the vote on these matters.

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The Board of Directors urges you, if you have not already done so, to promptly vote your shares in favor of these proposals by telephone, via the internet or by signing, dating and returning the proxy card accompanying this notice of adjournment. If you have misplaced the proxy statement and related proxy solicitation materials previously mailed to you, you may download those materials from the Internet at www.northtrackfunds.com, or you may obtain a new copy free of charge by calling ____________ at ____________, or by mailing your request to the following address: _________________________________.

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